Summary

Prospectus

 February 28, 2026

TCW White Oak Emerging Markets Equity Fund Class I: TWOEX | Class I-3: TWOZX | Class N: TWEMX

Before you invest, you may want to review the Fund’s Prospectus which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.TCW.com. You can also get this information at no cost by calling 1-800-FUND-TCW (1-800-386-3829) or by sending an email request to contact@tcw.com. The Fund’s current Prospectus and Statement of Additional Information, both dated February 28, 2026, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TCWWOEME_02.2026

TCW White Oak Emerging Markets Equity Fund

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay additional fees or commissions to broker-dealers or other financial intermediaries for the purchase of Class I shares of the Fund, which are not reflected in the table below.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Share Classes
	I	I-3	N
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses[1]	2.58%	1.17%	3.46%
Acquired Fund Fees and Expenses (Underlying Fund Fees and Expenses)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[2]	3.52%	2.11%	4.65%
Fee Waiver and/or Expense Reimbursement[3]	2.50%	0.93%	3.38%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2,3]	1.02%	1.18%	1.27%

[1]

Other expenses includes payments that the Fund is authorized to make to compensate broker-dealers and other third-party intermediaries, up to 0.10% (10 basis points) of the Class I assets, 0.20% (20 basis points) of the Class I-3 assets, and 0.10% (10 basis points) of the Class N assets, serviced by those intermediaries for shareholder services.

[2]

The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” do not correlate to the corresponding ratios included in the Fund’s Financial Highlights for each class of shares because those ratios do not reflect indirect expenses, such as “Acquired Fund Fees and Expenses.”

[3]

The Fund’s investment advisor, TCW Investment Management Company LLC (the “Advisor”), has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to 0.98% of average daily net assets with respect to Class I shares, 1.15% of average daily net assets with respect to Class I-3 shares, and 1.23% of average daily net assets with respect to Class N shares. The Advisor may recoup reduced fees and expenses within three years of the waiver or reimbursement, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contractual fee waiver/expense reimbursement will remain in place through March 1, 2027 and before that date, the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor may, in its sole discretion, terminate the contractual fee waiver/expense reimbursement or, with the Board of Directors’ approval, extend or modify that arrangement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund reflects the net expenses of the Fund that result from the contractual expense limitation in the first year only (through March 1, 2027). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year	3 Years	5 Years	10 Years
I	$355	$1,080	$1,826	$3,792
I-3	$214	$661	$1,134	$2,441
N	$466	$1,402	$2,345	$4,732

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund does not have a full year of operations history, no portfolio turnover figures are available.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity and equity-related transferable securities that provide exposure to companies that are domiciled in, or that derive a predominant proportion of their value from, emerging market countries. Equity and equity-related transferable securities consist of common stocks, preferred stocks, warrants or any other instruments whose price is linked to the value of common stock, such as convertible bonds, depositary receipts, exchange-traded funds (“ETFs”) and equity derivatives. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change.

The portfolio managers select investments by choosing companies that the portfolio managers believe have intrinsic value opportunities as compared to their market price. Potential investments are assessed by using a bottom-up stock selection approach that includes a fundamental analysis of a company’s financial statements, management record, capital structure, operations, and competitive positioning within its industry.

The Fund is not subject to any limits on the market capitalization of securities in which it may invest. The Fund may invest in IPOs (initial public offerings) and other primary issuances like rights or bonus issues. A bonus issue is an offer of free additional shares to existing shareholders. The Fund may invest up to 10% of its net assets in equity index futures of emerging market countries or ETFs for efficient portfolio management purposes, i.e., to manage purchases, redemptions and fund liquidity. The Fund may also invest in cash or cash equivalents, including the derivative instruments described below.

In order to assess a company’s or other issuer’s substantial ties to an emerging market country, the Fund primarily uses one or more of the following criteria: whether (i) at least 50% of the company’s assets are located in emerging market countries; (ii) at least 50% of the company’s revenue is generated in emerging market countries; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in an emerging market country; (iv) the company’s securities are traded principally in an emerging market country; or (v) the Fund’s portfolio managers otherwise believe that the company’s enterprise value is exposed to the economic fortunes and risks of emerging market countries (because, for example, the Fund’s portfolio managers believe that the company’s growth is substantially dependent on emerging market countries). The Fund also considers classifications by the World Bank, the International Finance Corporation, the International Monetary Fund and the Fund’s benchmark index, the MSCI Emerging Markets Index, in determining whether a country is an emerging market country. Emerging market countries generally include every country in the world except the U.S., Canada, Japan, Australia, New Zealand, and most of the countries in Western Europe. From time to time, the Fund may focus its investments in a particular country or geographic region, including China and/or India.

The Fund may invest in other investment companies, including U.S. or foreign investment companies and ETFs, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in equity securities of real estate investment trusts (“REITs”), which are pooled investment vehicles that typically invest directly in real estate, mortgages and/or loans collateralized by real estate. The Fund may also invest in depositary receipts, including American, European, Global and Indian Depositary Receipts of emerging market companies or issuers.

The Fund may invest up to 10% of its net assets in derivatives, in particular futures, for hedging, risk reduction and non-speculative purposes. Futures are agreements to buy or sell a fixed amount of a security or currency at a fixed date in the future. The Fund may also invest in participatory notes (“P-notes”), which are a type of derivative instrument used by foreign investors to access Indian capital markets and recognized by Securities and Exchange Board of India (“SEBI”). P-notes are issued by registered foreign portfolio investors (FPIs) to overseas investors that wish to be a part of the Indian stock market without going through the elaborate registration process with SEBI. P-notes are among a group of investments considered to be Offshore Derivative Investments (ODIs). The Fund uses P-notes selectively and typically as a means of obtaining adequate allocations to oversubscribed IPOs.

Portfolio securities and other instruments may be sold for a number of reasons, including when the portfolio managers believe that (i) an individual security or instrument has reached its sell target, (ii) there has been a deterioration in the credit fundamentals of an issuer, (iii) there are negative macroeconomic or geopolitical considerations that may affect an issuer, (iv) another security or instrument may offer a better investment opportunity, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks of the Fund are:

•	new fund risk: the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition or in overall market, economic or political conditions.

•	market and geopolitical events risk: the risk that the increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the Fund invests or has exposure. Investments in foreign securities may involve greater risks than investing in U.S. securities due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

•	foreign currency risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign currencies, in securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies.

•	emerging market country risk: the risk of investing in emerging market countries, which is substantial due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

•	country/regional risk: the risk that, because the Fund may from time to time focus its investments in a particular country or geographic region, an investment in the Fund may entail greater risk than an investment in a fund that does not focus its investments in a single or region, because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or region. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund may focus its investments in China.

•	risks associated with China: the risk that, because the Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations, changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles.

•	risks associated with India: the risks associated with investing in Indian issuers, including that actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China. Indian securities may be subject to a short-term capital gains tax in India on gains realized upon disposition of securities lots held less than one year. The Fund accrues for this potential expense, which reduces its net asset values. For further information regarding this tax, please see “Distributions and Taxes”.

•	preferred stock risk: the risk that, although preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.

•	depositary receipts risk: the risk that, although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
•	other investment company risk: the risk that investments by the Fund in the shares of other investment companies, including U.S. or foreign investment companies, ETFs and certain REITs, are subject to the risks associated with such investment companies’ portfolio securities. Accordingly, the Fund’s investment in shares of another investment company will fluctuate based on the performance of such investment company’s portfolio securities. Further, Fund shareholders will indirectly bear a proportionate share of the expenses of any investment company in which the Fund invests, in addition to paying the Fund’s expenses.

•	REIT risk: the risk that the Fund may be susceptible to the impact of market, economic, regulatory, and other factors affecting the real estate industry and/or the local or regional real estate markets and that the value of the Fund may fluctuate more widely than it would for a fund that invests more broadly across varying industries and sectors. REITs may be negatively impacted by factors generally affecting the value of real estate and the earnings of companies engaged in the real estate industry as well as factors that specifically relate to the structure and operations of REITs, including heavy cash flow dependency, self-liquidation, the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law and the use of leverage. REITs that invest in mortgages or mortgage-backed securities may also be indirectly subject to various risks associated with those investments, including, but not limited to, credit risk, interest rate risk, leverage risk and prepayment risk.

•	liquidity risk: the risk that lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by the investment advisor, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Over recent years, the fixed-income markets have grown more than the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Regulations such as the Volcker Rule or future regulations may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. The liquidity of the Fund’s assets may change over time.

•	non-diversification risk: the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

•	valuation risk: the risk that the portfolio instruments may be sold at prices different from the values established by the Fund, particularly for investments that trade in low volume, in volatile markets or over the counter or that are fair valued.

•	derivatives risk: the risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

•	participatory notes risk: the risk of investing in P-notes, which, because they represent interests in securities listed on certain foreign exchanges, present similar risks to investing directly in such securities, including foreign investment risk and emerging market country risk. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P-note must rely on the creditworthiness of the bank or broker that issues the P-note. P-notes do not have the same rights as a shareholder of the underlying foreign security.

•	leverage risk: the risk that leverage may result from certain transactions, including the use of derivatives and borrowing. This may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase its volatility or otherwise cause it not to achieve its intended result.

•	counterparty risk: the risk that the other party to a contract, such as a derivatives contract, will not fulfill its contractual obligations.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	cybersecurity risk: the risk that, with the increased use of technology to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Please see “Principal Risks of the Funds” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Performance

Because the Fund does not have a full year of operations history, it has no investment results. Once the Fund has a performance record of at least one year, a bar chart and performance table will be included in this Prospectus. This information will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s investment results can be obtained by visiting www.TCW.com.

Investment Advisor

TCW Investment Management Company LLC is the investment advisor to the Fund.

The Fund is subadvised by Ashoka WhiteOak Capital Pte. Ltd. (“White Oak”).

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with White Oak
Prashant Khemka	1 year (Since inception of the Fund)	Founder and Chief Investment Officer
Manoj Garg	1 year (Since inception of the Fund)	Founding Member and Director
Wen Loong Lim	1 year (Since inception of the Fund)	Investment Director
Hiren Dasani	Since August 2025	Chief Investment Officer, Emerging Markets

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for All Share Classes

Share Class and Type of Account	Minimum Initial Investment	Subsequent Investments
Class I & Class N Regular Account	$2,000	$250
Class I & Class N Individual/Retirement Account	$500	$250
Class I-3 Regular Account	$1,000,000	$50,000

A broker-dealer or other financial intermediary may require a higher minimum initial investment, or may aggregate or combine accounts in order to allow its customers to apply a lower minimum investment.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.